Dividend Performers

Ticker Symbol: IPDPX

(a series of Collaborative Investment Series Trust)

Supplement dated November 23, 2021 to

the Prospectus and Statement of Additional Information both dated February 1, 2021

Effective November 1, 2021, Tom Kaiser has replaced Ron Brock as a Portfolio Manager to the Fund. Accordingly, all references to Ron Brock are deleted in their entirety from the Prospectus and Statement of Additional Information

The section of the Fund’s Prospectus titled “DIVIDEND PERFORMERS SUMMARY – PORTFOLIO MANAGERS” is replaced in its entirety with the following:

Dave Gilreath, CFP®, Managing Director & Chief Investment Officer

Tom Kaiser, CFA, Portfolio Manager

Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Gilreath has served as the Fund’s portfolio manager since its inception in December 2018. Mr. Kaiser has served as the portfolio manager since November 1, 2021.

The section of the Fund’s Prospectus titled “MANAGEMENT – PORTFOLIO MANAGERS” is replaced in its entirety with the following:

Dave Gilreath, CFP®, Managing Director & Chief Investment Officer

Mr. Gilreath attended Miami University in Oxford, Ohio, where he earned a Bachelor of Science degree. Mr. Gilreath has earned his Certified Financial Planner® (CFP) credential. He is a founding principal and Chief Investment Officer for the Adviser and Sheaff Brock Investment Advisors, LLC (SBIA). SBIA, an affiliate of the Adviser, is a SEC registered investment advisor. As Chief Investment Officer, Mr. Gilreath, shares responsibility for setting investment policy, asset allocation, and security selection for the Adviser. He has more than 30 years of experience in the financial services industry, beginning with Bache Halsey Stuart Shields and later with Morgan Stanley/Dean Witter. Mr. Gilreath has been with the Adviser since 2015 and SBIA since 2001.

Tom Kaiser, CFA, Portfolio Manager

Mr. Kaiser attended Indiana University’s Kelley School of Business where he earned Bachelor of Science degrees in finance, business economics, and public policy analysis. Mr. Kaiser has earned his designation as a Chartered Financial Analyst. As a portfolio manager for Dividend Performers, he helps with the security selection process, asset allocation, and portfolio analytics. Mr. Kaiser performs similar duties for the Adviser’s various other strategies and at Sheaff Brock Investment Advisors, LLC (SBIA), an affiliate of the Adviser. He has more than 10 years of experience in the financial services industry beginning with Northern Trust, then with Fitch Ratings, and most recently with 40|86 Advisors from 2016 to 2020. Mr. Kaiser has been with the Adviser since 2021 and with SBIA since 2020.

The section of the Fund’s statement of additional information entitled “INVESTMENT ADVISORY SERVICES” is replaced in its entirety with the following:

David Gilreath and J.R. Humphreys are the portfolio managers responsible for the day-to-day management of the Preferred-Plus and Mr. Gilreath and Mr. Kaiser are the portfolio managers responsible for the day-to-day management of the Dividend Performers. As of October 31, 2021, each portfolio manager was also responsible for the management of the following other types of accounts.

Mr. Gilreath

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	2	$30,642,286	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	969	$1,049,080,724	0	0

Mr. Humphreys

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$14,170,627	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	217	$79,911,442	0	0

Mr. Kaiser

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	16,471,659	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

In general, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it could receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below.

The Adviser attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Adviser may recommend or cause a client to invest in a security in which another client of the Adviser has an ownership position. The Adviser has each adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that the Adviser seeks to purchase or sell the same security for multiple client accounts, the Adviser may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

For services as a Portfolio Manager to a Fund, Mr. Humphreys, Mr. Kaiser, and Mr. Gilreath each receives a share of the Adviser's profits, if any.

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in each Fund as of October 31, 2021.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Preferred-Plus	Dollar Range of Equity Securities in the Dividend Performers
Mr. Gilreath	$50,000 - 75,000	$50,000 - 75,000
Mr. Humphreys	$10,000 - 25,000	$10,000 - 25,000
Mr. Kaiser	$0	$1-10,000

This Supplement to the Prospectus and Statement of Additional Information dated February 1, 2021, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (800) 869-1679.